AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 10, 1997

                                                      File No. 333-00641
                                                      File No. 811-07527
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                           SECURITIES ACT OF 1933            /X/
                         POST-EFFECTIVE AMENDMENT NO. 5
                         ------------------------------

                                       and

                          REGISTRATION STATEMENT UNDER
                       INVESTMENT COMPANY ACT OF 1940        /X/
                                 AMENDMENT NO. 6

                                    TIP FUNDS
                             (formerly Turner Funds)

               (Exact Name of Registrant as Specified in Charter)
                          c/o The CT Corporation System
                                 2 Oliver Street
                           Boston, Massachusetts 02109
               (Address of Principal Executive Offices, Zip Code)

        Registrant's Telephone Number, including Area Code (610) 251-0268

                     (Name and Address of Agent for Service)

                                 STEPHEN KNEELEY
                        TURNER INVESTMENT PARTNERS, INC.
                          1235 WESTLAKES DR., SUITE 350
                         BERWYN, PENNSYLVANIA 19312-2414

                                   Copies to:

    JAMES W. JENNINGS, ESQUIRE                   JOHN H. GRADY, JR., ESQUIRE
    MORGAN, LEWIS & BOCKIUS LLP                  MORGAN, LEWIS & BOCKIUS LLP
    2000 ONE LOGAN SQUARE                        1800 M STREET, NW
    PHILADELPHIA, PENNSYLVANIA  19103            WASHINGTON, DC  20036
--------------------------------------------------------------------------------
It is proposed that this filing become effective (check appropriate box):
_____   immediately upon filing pursuant to paragraph (b)
_____   on [date] pursuant to paragraph (b)
_____   60 days after filing pursuant to paragraph (a)
_____   on [date] pursuant to paragraph (a) of Rule 485
  X    75 days after filing pursuant to paragraph (a)(2)
-----

DECLARATION PURSUANT TO RULE 24F-2: Pursuant to Rule 24f-2 under the Investment Company Act of 1940 the Registrant has registered an indefinite number or amount of its shares of beneficial interest under the Securities Act of 1933. The Rule 24f-2 Notice for the Registrant's fiscal year ended September 30, 1996 was filed on November 27, 1996.

--------------------------------------------------------------------------------

                                  TURNER FUNDS
                              CROSS REFERENCE SHEET


N-1A ITEM NO.              LOCATION
-------------              --------

PART A -

Item 1.         Cover Page                                  Cover Page
Item 2.         Synopsis                                    Summary; Expense Summary
Item 3.         Condensed Financial Information             Financial Highlights
Item 4.         General Description of Registrant           The Trust and the Funds; Investment Objectives; Invest-
                                                            ment Policies; Risk Factors; Investment Limitations;
                                                            General Information - The Trust
Item 5.         Management of the Fund                      General Information-Trustees of the Trust; The Adviser;
                                                            The Administrator; The Transfer Agent; The Distributor;
                                                            Portfolio Transactions; Expense Summary
Item 5A.        Management's Discussion of Fund             *
                Performance
Item 6.         Capital Stock and Other Securities          General Information-Voting Rights; General Infor-
                                                            mation-Shareholder Inquiries; General Information-Divi-
                                                            dends and Distributions; Taxes
Item 7.         Purchase of Securities Being Offered        Purchase and Redemption of Shares
Item 8.         Redemption or Repurchase                    Purchase and Redemption of Shares
Item 9.         Pending Legal Proceedings                   *

PART B -

Item 10.        Cover Page                                  Cover Page
Item 11.        Table of Contents                           Table of Contents
Item 12.        General Information and History             The Trust
Item 13.        Investment Objectives and Policies          Investment Objectives (Prospectus); Investment Poli-
                                                            cies (Prospectus); Investment Limitations
Item 14.        Management of the Registrant                General Information - Trustees of the Trust (Prospec-
                                                            tus); Trustees and Officers of the Trust; The Admin-
                                                            istrator
Item 15.        Control Persons and Principal               Trustees and Officers of the Trust;
                Holders of Securities                       5% Shareholders
Item 16.        Investment Advisory and Other               The Adviser (Prospectus and Statement of Additional
                Services                                    Information); The Administrator (Prospectus and
                                                            Statement of Additional Information); The
                                                            Distributor (Prospectus and Statement of Additional
                                                            Information); The Transfer Agent (Prospectus);
                                                            General Information - Counsel and Independent Public
                                                            Accountants (Prospectus); Experts; General
                                                            Information - Custodian (Prospectus)
Item 17.        Brokerage Allocation                        Portfolio Transactions (Prospectus); Portfolio Trans-
                                                            actions
Item 18.        Capital Stock and Other Securities          Description of Shares

Item 19.        Purchase, Redemption, and Pricing           Purchase and Redemption of Shares
                of Securities Being Offered                 (Prospectus); Purchase and Redemption of Shares; Deter-
                                                            mination of Net Asset Value;
Item 20.        Tax Status                                  Taxes (Prospectus); Taxes
Item 21.        Underwriters                                The Distributor
Item 22.        Calculation of Performance Data             Computation of Yield and Total Return
Item 23.        Financial Statements                        Financial Information

Part C -

         Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

* Included in Registrant's Annual Report to Shareholders

                                    TIP FUNDS

                               Investment Adviser:
                         CLOVER CAPITAL MANAGEMENT, INC.


TIP Funds (the "Trust") provides a convenient and economical means of investing in professionally managed portfolios of securities. This Prospectus offers shares of the following mutual funds (each a "Fund" and, together, the "Funds"), each of which is a separate series of the Trust:


                            CLOVER EQUITY VALUE FUND
                           CLOVER SMALL CAP VALUE FUND
                            CLOVER FIXED INCOME FUND


This Prospectus concisely sets forth the information about the Trust and the Funds that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated June 20, 1997 has been filed with the Securities and Exchange Commission, and is available without charge by calling 1-800-224-6312. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

June 20, 1997

                                TABLE OF CONTENTS


Summary  ...................................................................  3
Expense Summary.............................................................  5
Financial Highlights........................................................  7
The Trust and the Funds..................................................... 10
Investment Objectives....................................................... 10
Investment Policies......................................................... 10
Risk Factors................................................................ 13
Investment Limitations...................................................... 15
The Adviser................................................................. 15
The Administrator........................................................... 16
The Transfer Agent.......................................................... 17
The Distributor............................................................. 17
Portfolio Transactions...................................................... 17
Purchase and Redemption of Shares........................................... 18
Performance................................................................. 21
Taxes    ................................................................... 22
General Information......................................................... 24
Description of Permitted Investments and Risk Factors....................... 26

                                     SUMMARY

The following provides basic information about the Clover Equity Value Fund (the "Equity Value Fund"), Clover Small Cap Value Fund (the "Small Cap Value Fund") and Clover Fixed Income Fund (the "Fixed Income Fund") (each a "Fund" and, collectively, the "Funds"). The Funds are three of eight mutual funds comprising the TIP Funds (the "Trust"). The five other portfolios of the TIP Funds are described in a separate prospectus, which is available by calling 1-800-224-6312. This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the Statement of Additional Information.

What is each Fund's investment objective and primary policies?

The Equity Value Fund seeks long-term total return. It invests primarily in a diversified portfolio of equity securities that, in the Adviser's opinion, are undervalued relative to the market or the historic valuation of such securities.

The Small Cap Value Fund seeks long-term total return. It invests primarily in a diversified portfolio of equity securities of domestic issuers with market capitalizations of $750 million or less that the Adviser believes are undervalued relative to the market or the historic valuations of such securities.

The Fixed Income Fund seeks a high level of income consistent with reasonable risk to capital. It invests primarily in a diversified portfolio of fixed income securities.

What are the risks involved with investing in the Funds? The investment policies of each Fund entail certain risks and considerations of which investors should be aware. Each Fund invests in securities that fluctuate in value, and investors should expect each Fund's net asset value per share to fluctuate in value. The value of equity securities may be affected by the financial markets as well as by developments impacting specific issuers. The values of fixed income securities tend to vary inversely with interest rates and may be affected by market and economic factors as well as by developments impacting specific issuers. In addition, the Equity Value Fund may invest up to 25% of its net assets in non-convertible debt securities, which also may include securities of less than investment grade ("junk bonds"); these high risk securities carry increased risks of, among other things, default and market price volatility. The Fixed Income Fund may invest in investment grade fixed income securities that have speculative characteristics and may also invest up to 15% of its net assets in fixed income securities that are junk bonds; these high risk securities carry increased risks of, among other things, default and market price volatility. The Small Cap Value Fund invests in equity securities of smaller companies, which involves greater risk than is customarily associated with equity investments in larger, more established companies. The Funds may enter into futures and options transactions, although they have no present intention to do so, and may purchase zero coupon securities. Certain of the Funds may purchase securities of foreign issuers and asset- or mortgage-backed securities. Investments in these securities involve certain other risks.

For more information about each Fund, see "Investment Objectives," "Investment Policies," "Risk Factors," and "Description of Permitted Investments and Risk Factors."

Who is the Adviser? Clover Capital Management, Inc. (the "Adviser") serves as the investment adviser to each Fund. See "Expense Summary" and "The Adviser."

Who is the Administrator? SEI Fund Resources (the "Administrator") serves as the administrator and shareholder servicing agent for the Funds. See "Expense Summary" and "The Administrator."

Who is the Distributor? CCM Securities, Inc. (the "Distributor") serves as the distributor of the Funds' shares. See "The Distributor."

Who is the Transfer Agent? DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Trust. See "The Transfer Agent."

Is there a sales load? No, shares of each Fund are offered on a no-load basis.

Is there a minimum investment? The Funds require a minimum initial investment of $2,000, which the Distributor may waive at its discretion.

How do I purchase and redeem shares? Purchases and redemptions may be made through the Transfer Agent on each day that the New York Stock Exchange is open for business (a "Business Day"). A purchase order will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent (or its authorized agent) receives the order and payment, by check or in readily available funds, prior to 4:00 p.m. Eastern time. Redemption orders received by the Transfer Agent prior to 4:00 p.m. Eastern time on any Business Day will be effective that day. The purchase and redemption price for shares is the net asset value per share determined as of the end of the day the order is effective. See "Purchase and Redemption of Shares."

How are distributions paid? Each Fund distributes substantially all of its net investment income (exclusive of capital gains) in the form of periodic dividends. Any capital gain is distributed at least annually. Distributions are paid in additional shares unless the shareholder elects to take the payment in cash. See "Dividends and Distributions."

                                 EXPENSE SUMMARY
SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------
Sales Load Imposed on Purchases.............................................None
Sales Load Imposed on Reinvested Dividends..................................None
Deferred Sales Load.........................................................None
Redemption Fees (1).........................................................None
Exchange Fees...............................................................None

--------------------------------------------------------------------------------
(1) A wire redemption charge, currently $10.00, is deducted from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder.

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)
--------------------------------------------------------------------------------------------------------------
                                                 Equity Value            Small Cap               Fixed Income
                                                     Fund               Value Fund                   Fund
--------------------------------------------------------------------------------------------------------------
Advisory Fees (after fee waivers or
reimbursements if applicable)(1)                     .74%                  .00%                       .04%
12b-1 Fees                                           None                  None                       None
Other Expenses                                       .36%                 1.40%                      .71%
--------------------------------------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers or
reimbursements) (2)                                  1.10%                1.40%                      .75%
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

(1) The Adviser has, on a voluntary basis, waived a portion of its fee for each Fund and agreed to reimburse certain Fund expenses in order to limit total operating expenses of the Equity Value and Fixed Income Funds to an annual rate of not more than 1.20% and .80%, respectively, of average daily net assets when net assets are below $20 million and to not more than 1.10% and .75%, respectively, when net assets are $20 million or more and to limit total operating expenses of the Small Cap Value Fund to 1.40% of the Portfolio's average daily net assets. The Adviser reserves the right, in its sole discretion, to terminate its voluntary fee waiver and any reimbursement at any time. The advisory fees shown reflect these voluntary waivers and reimbursements. Absent such waivers and reimbursements, advisory fees for the Equity Value, Small Cap Value and Fixed Income Funds would be .74%, .85% and .45%, respectively. Absent reimbursement of expenses, Other Expenses for the Small Cap Value Fund would be 1.96%. See "The Adviser." Advisory Fees and other expenses have been restated to reflect current expenses.

(2) Absent fee waivers and expense reimbursements, "Total Operating Expenses" for the Small Cap Value and Fixed Income Funds would be 2.81% and 1.16%, respectively. The amounts for the Equity Value, Small Cap Value and Fixed Income Funds have been restated to reflect current expectations and assumptions.

EXAMPLE
--------------------------------------------------------------------------------
Your would pay the following expenses on a $1,000 investment in a Fund assuming
(1) a 5% annual return and (2) redemption at the end of each time period.

                             1 year       3 years       5 years       10 years
                             ------       -------       -------       --------

     Equity Value Fund        $11           $35           $61           $134
     Small Cap Value Fund     $14           $44           $77           $168
     Fixed Income Fund        $ 8           $24           $42           $93
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       -5-

The example is based upon total operating expenses of each Fund after waivers and reimbursements, if any, as shown in the expense table. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by shareholders of the Funds. Additional information may be found under "The Adviser" and "The Administrator."

FINANCIAL HIGHLIGHTS

On June 20, 1997, the Equity Value Fund acquired all of the assets and liabilities of the Clover Capital Equity Value Portfolio of The Advisors' Inner Circle Fund. The information prior to that date relates to the Clover Capital Equity Value Portfolio. The financial statements of the Clover Capital Equity Value Portfolio of The Advisors' Inner Circle Fund were audited by Arthur Andersen LLP, as indicated in their report dated December 6, 1996 on The Advisors' Inner Circle Fund's financial statements as of October 31, 1996. This table should be read in conjunction with the Fund's financial statements and notes thereto. The Clover Capital Equity Value Portfolio's financial statements and additional performance information are contained in The Advisors' Inner Circle Fund's Annual Report to Shareholders, which is available without charge by calling 1-800-224-6312. All references herein to the Equity Value Fund shall be deemed to include the Clover Capital Equity Value Portfolio.

For a Share Outstanding Throughout the Period:


                                                                                                  Clover Capital
                                                                                             Equity Value Portfolio
----------------------------------------------------------------------------------------------------------------------------
                                                          11/01/95      11/01/94       11/01/93     11/01/92    12/06/91(1)
                                                             to            to             to           to             to
                                                          10/31/96      10/31/95       10/31/94     10/31/93       10/31/92
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.................      $15.29        $13.74        $11.94        $10.45         $10.00
----------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations:
       Net Investment Income.........................        0.19          0.24          0.08          0.10           0.10
       Realized and Unrealized Gains
                 on Securities.......................        2.15          2.46          2.01          1.54           0.44
----------------------------------------------------------------------------------------------------------------------------
       Total From Investment Operations..............        2.34          2.70          2.09          1.64           0.54
----------------------------------------------------------------------------------------------------------------------------
Less Distributions:
       Distributions From Net Investment
               Income................................       (0.22)        (0.22)        (0.08)        (0.10)         (0.09)
       Distributions From Capital Gains..............       (1.21)        (0.93)        (0.21)        (0.05)          0.00
----------------------------------------------------------------------------------------------------------------------------
       Total Distributions...........................       (1.43)        (1.15)        (0.29)        (0.15)         (0.09)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.......................      $16.20        $15.29        $13.74        $11.94         $10.45
----------------------------------------------------------------------------------------------------------------------------
Total Return.........................................       16.47%        21.25%        17.80%        15.83%         5.94%*
----------------------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data
Net Assets, End Of Period (000)......................     $85,050        $51,647       $25,249       $15,070         $9,005
Ratios Of Expenses To Average Net Assets.............       1.10%          1.10%         1.14%         1.18%         1.20%*
Ratio Of Expenses To Average Net Assets
       (Excluding Fee Waiver and Contributions)......       1.21%          1.20%         1.30%         1.51%         2.09%*
Ratio Of Net Income To Average Net Assets............       1.32%          1.82%         0.71%         0.89%         1.15%*
Ratio Of Net Income To Average Net Assets
       (Excluding Fee Waiver and Contributions)......       1.21%          1.72%         0.55%         0.56%         0.26%*
Portfolio Turnover Rate..............................      51.36%         84.76%        58.44%        82.51%        31.00%
Average Commission Rate (2)..........................     $0.0577           N/A           N/A           N/A            N/A
============================================================================================================================
    (1)  The Clover Capital Equity Value Portfolio commenced operations on December 6, 1991.
    (2)  Average Commission rate paid per share for the security purchases and sales made during the period.
    *Annualized

FINANCIAL HIGHLIGHTS

On June 20, 1997, the Small Cap Value Fund acquired all of the assets and liabilities of the Clover Capital Small Cap Value Portfolio of The Advisors' Inner Circle Fund. The information prior to that date relates to the Clover Capital Small Cap Value Portfolio. The financial statements of the Clover Capital Small Cap Value Portfolio of The Advisors' Inner Circle Fund were audited by Arthur Andersen LLP, as indicated in their report dated December 6, 1996 on The Advisors' Inner Circle Fund's financial statements as of October 31, 1996. This table should be read in conjunction with the Fund's financial statements and notes thereto. The Clover Capital Small Cap Value Portfolio's financial statements and additional performance information are contained in The Advisors' Inner Circle Fund's Annual Report to Shareholders, which is available without charge by calling 1-800-224-6312. All references herein to the Small Cap Value Fund shall be deemed to include the Clover Capital Small Cap Value Portfolio.

For a Share Outstanding Throughout the Period


                                                                               Clover Capital
                                                                              Small Cap Value
                                                                                 Portfolio
-----------------------------------------------------------------------------------------------
                                                                                 2/28/96(1)
                                                                                     to
                                                                                  10/31/96
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period..........................................      $10.00
-----------------------------------------------------------------------------------------------

Income From Investment Operations:
       Net Investment Income..................................................        0.02
       Realized and Unrealized Gains on Securities............................        0.88
-----------------------------------------------------------------------------------------------

       Total From Investment Operations.......................................        0.90
-----------------------------------------------------------------------------------------------

Less Distributions:
       Distributions From Net Investment Income...............................       (0.03)
       Distributions From Capital Gains.......................................          --
-----------------------------------------------------------------------------------------------

       Total Distributions....................................................       (0.03)
-----------------------------------------------------------------------------------------------

Net Asset Value, End Of Period................................................      $10.87
-----------------------------------------------------------------------------------------------

Total Return..................................................................        8.97%
--------------------------------------------------------------------------------
Ratios and Supplemental Data
Net Assets, End Of Period (000)...............................................      $4,495
Ratio Of Expenses To Average Net Assets.......................................        1.40%*
Ratio Of Expenses To Average Net Assets (Excluding Fee Waivers and
  Contributions)..............................................................        5.29%*
Ratio Of Net Income To Average Net Assets.....................................       (0.03)%*
Ratio Of Net Income (Loss) To Average Net Assets (Excluding Fee
  Waivers and Contributions)..................................................       (3.92)%*
Portfolio Turnover Rate.......................................................       14.17%
Average Commission Rate(2)....................................................      $0.0470
===============================================================================================
    (1) The Clover Capital Small Cap Value Portfolio commenced operations on February 28, 1996.
    (2) Average commission rate paid per share for the security purchases and sales made during the period.
     *  Annualized

FINANCIAL HIGHLIGHTS

On June 20, 1997, the Fixed Income Fund acquired all of the assets and liabilities of the Clover Capital Fixed Income Portfolio of The Advisors' Inner Circle Fund. The information prior to that date relates to the Clover Capital Fixed Income Portfolio. The financial statements of the Clover Capital Fixed Income Portfolio of The Advisors' Inner Circle Fund were audited by Arthur Andersen LLP, as indicated in their report dated December 6, 1996 on The Advisors' Inner Circle Fund's financial statements as of October 31, 1996. This table should be read in conjunction with the Fund's financial statements and notes thereto. The Clover Capital Fixed Income Portfolio's financial statements and additional performance information are contained in The Advisors' Inner Circle Fund's Annual Report to Shareholders, which is available without charge by calling 1-800-224-6312. All references herein to the Fixed Income Fund shall be deemed to include the Clover Capital Fixed Income Portfolio.

For a Share Outstanding Throughout the Period


                                                                                                     Clover Capital
                                                                                                 Fixed Income Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  11/01/95     11/01/94      11/01/93      11/01/92    12/06/91(1)
                                                                     to           to            to            to           to
                                                                  10/31/96     10/31/95      10/31/94      10/31/93     10/31/92
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...........................    $9.89        $9.14         $10.85       $10.23        $10.00
-----------------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations:
       Net Investment Income...................................     0.59         0.58           0.57         0.61          0.56
       Realized and Unrealized Gain (or Losses) on Securities..     0.01         0.77          (0.92)        0.72          0.23
-----------------------------------------------------------------------------------------------------------------------------------
       Total From Investment Operations........................     0.60         1.35          (0.35)        1.33          0.79
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
       Distributions From Net Investment Income................    (0.59)       (0.58)         (0.57)       (0.61)        (0.56)
       Distributions From Capital Gains........................    (0.05)       (0.02)         (0.79)       (0.10)         0.00
-----------------------------------------------------------------------------------------------------------------------------------
       Total Distributions.....................................    (0.64)       (0.60)         (1.36)       (0.71)        (0.56)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End Of Period.................................    $9.85        $9.89          $9.14       $10.85        $10.23
-----------------------------------------------------------------------------------------------------------------------------------
Total Return...................................................     6.26%       15.27%         (3.54)%      13.40%         9.05%*
-----------------------------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data
Net Assets, End Of Period (000)................................   $19,731      $14,685         $9,762       $7,966        $8,982
Ratio Of Expenses To Average Net Assets........................     0.80%        0.80%          0.80%        0.78%         0.80%*
Ratio Of Expenses To Average Net Assets (Excluding Fee
    Waivers and Contributions).................................     1.11%        1.40%          1.46%        1.29%         1.76%*
Ratio Of Net Income To Average Net Assets......................     6.00%        6.13%          5.88%        5.62%         6.28%*
Ratio Of Net Income To Average Net Assets
   (Excluding Fee Waivers and Contributions)...................     5.69%        5.53%          5.22%        5.11%         5.32%*
Portfolio Turnover Rate........................................    24.52%       35.84%         11.11%       68.61%       113.00%
==================================================================================================================================
    (1) The Clover Capital Fixed Income Portfolio commenced operations on December 6, 1991.

     *  Annualized


                                       -9-
WA02A/8614.4

THE TRUST AND THE FUNDS

TIP Funds (the "Trust") offers shares in eight separately-managed mutual funds, each of which is a separate series of the Trust. Each share of each mutual fund represents an undivided, proportionate interest in that mutual fund. This Prospectus offers shares of the Trust's Clover Equity Value Fund (the "Equity Value Fund"), Clover Small Cap Value Fund (the "Small Cap Value Fund"), and Clover Fixed Income Fund (the "Fixed Income Fund") (each a "Fund" and, together, the "Funds").

INVESTMENT OBJECTIVES

Equity Value Fund -- The Equity Value Fund seeks long-term total return.

Small Cap Value Fund -- The Small Cap Value Fund seeks long-term total return.

Fixed Income Fund -- The Fixed Income Fund seeks a high level of income consistent with reasonable risk to capital.

There can be no assurance that any Fund will achieve its investment objective.

INVESTMENT POLICIES

Equity Value Fund

The Equity Value Fund will invest primarily in equity securities that Clover Capital Management, Inc. (the "Adviser") believes to be undervalued relative to the market or their historic valuation. The Adviser uses several valuation criteria to determine if a security is undervalued, including price-to- earnings ratios, price-to-cash flow ratios, price-to-sales ratios, and price-to-book value ratios. In addition, the Adviser examines "hidden values" that are not obvious in a company's financial reports, focusing on finding the current asset values or current transfer values of assets held by the company.

Under normal market conditions, the Equity Value Fund invests at least 70% and up to 100% of its net assets in a diversified portfolio of equity securities, including common stocks, both debt securities and preferred stocks convertible into common stocks, and American Depositary Receipts ("ADRs") (up to 20% of the Equity Value Fund's net assets). In addition to these equity securities, the Fund may also invest up to 5% of its net assets in each of warrants and rights to purchase common stocks, and up to 10% of its net assets in real estate investment trusts ("REITs"). Assets of the Fund not invested in the equity securities described above may be invested in non-convertible fixed income securities and money market instruments as described below.

All of the equity securities (including ADRs) in which the Fund invests are traded on registered exchanges or the over-the-counter market in the United States.

During periods when, or under circumstances where, the Adviser believes that the return on such securities may equal or exceed the return on equity securities, the Equity Value Fund may invest up to 25% of its net assets in non-convertible fixed income securities consisting of corporate debt securities and obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities. The Equity Value Fund may invest in such securities without regard to their term or rating and may, from time to time, invest in corporate debt securities rated below investment grade, i.e., rated lower than BBB by Standard & Poor's Corporation ("S&P"), Baa by Moody's Investor Service, Inc. ("Moody's") or unrated securities of comparable quality as determined by the Adviser.

Under normal circumstances up to 30% of the Equity Value Fund's assets may be invested in the money market instruments described below in order to maintain liquidity, or if the Adviser determines that securities meeting the Equity Value Fund's investment objective and policies are not otherwise reasonably available for purchase.

Small Cap Value Fund

Under normal market conditions, the Small Cap Value Fund invests at least 75% and up to 100% of its total assets in a diversified portfolio of equity securities of U.S. issuers that have market capitalizations of $750 million or less at the time of purchase, including common stocks, warrants and rights to subscribe to common stocks, equity interests issued by REITs and both debt securities and preferred stocks convertible into common stocks. The Small Cap Value Fund may invest in such convertible debt securities without regard to their term or rating and may, from time to time, invest in corporate debt securities rated below investment grade, i.e., rated lower than BBB by S&P, Baa by Moody's or unrated securities of comparable quality as determined by the Adviser.

The Adviser employs database screening techniques to search the universe of domestic public companies for stocks trading in the bottom 20% of valuation parameters such as stock price-to-book value, price-to-cash flow, price-to-earnings and price-to-sales. From these stocks the Adviser selects a diversified group of securities for investment by utilizing additional screening and selection strategies to identify the companies that the Adviser believes are more financially stable. In addition, the Fund may include holdings in issuers that may not have been identified during the initial screening process but that the Adviser has identified using its value oriented fundamental research techniques. In addition, the Fund may invest up to 10% of its net assets in ADRs.

All of the equity securities (including ADRs) in which the Fund invests are traded on registered exchanges or the over-the-counter market in the United States.

Any remaining assets may be invested in (i) the equity securities described above of U.S. issuers that have market capitalizations exceeding $750 million at the time of purchase, and (ii) Money Market Instruments. In addition, the Fund may invest up to 15% of its net assets in illiquid securities, although it has no present intention to do so.

Fixed Income Fund

Under normal market conditions, the Fixed Income Fund invests at least 70% of its net assets in the following fixed income securities: (i) obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"); (ii) corporate bonds and debentures rated in one of the four highest rating categories; and (iii) mortgage-backed securities that are collateralized mortgage obligations ("CMOs") or real estate mortgage investment conduits ("REMICs") rated in one of the two highest rating categories. The Fund will invest in such corporate bonds and debentures, CMOs or REMICs only if, at the time of purchase, the security either has the requisite rating from S&P or Moody's or is unrated but of comparable quality as determined by the Adviser. Governmental private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

The Fund may invest its remaining assets in the following securities: (i) Money Market Instruments, (ii) asset-backed securities rated A or higher by S&P or Moody's; (iii) debt securities rated below investment grade, but not lower than B- by S&P or B3 by Moody's, or if unrated, determined by the Adviser to be of comparable quality at the time of purchase (up to 15% of the Fund's net assets including downgraded securities); (iv) debt securities convertible into common stocks (up to 10% of the Fund's net assets); (v) U.S. dollar denominated fixed income securities issued by foreign corporations or issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; and (vi) U.S. dollar denominated obligations of supranational entities traded in the United States. For additional information on corporate bond ratings, see the Appendix to the Statement of Additional Information.

The relative proportions of the Fund's net assets invested in the different types of permissible investments will vary from time to time depending upon the Adviser's assessment of the relative market value of the sectors in which the Fund invests. In addition, the Fund may purchase securities that are trading at a discount from par when the Adviser believes there is a potential for capital appreciation. The Adviser does not seek to achieve the Fund's investment objective by forecasting changes in the interest rate environment.

In the event any security owned by the Fund is downgraded below the rating categories set forth above, the Adviser will review the security and determine whether to retain or dispose of that security.

The Fund may enter into forward commitments or purchase securities on a when-issued basis, and may invest in variable or floating rate obligations.

The Fund expects to maintain a dollar-weighted average portfolio maturity of five to ten years.

All Funds

Each Fund may purchase securities on a when-issued basis.

Each Fund may enter into futures and options transactions.

Each Fund may invest up to 15% of its net assets in illiquid securities.

Each Fund, may purchase convertible securities.

For temporary defensive purposes during periods when the Adviser determines that market conditions warrant, each Fund may invest up to 100% of its assets in money market instruments ("Money Market Instruments") and in cash.

For a further description of these types of instruments see "Description of Permitted Investments and Risk Factors" in the Statement of Additional Information.

RISK FACTORS

Equity Securities -- Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a fund invests will cause the net asset value of that fund to fluctuate. An investment in such funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

The Small Cap Value Fund invests in equity securities of smaller companies. Any investment in smaller capitalization companies involves greater risk than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and if listed on a national securities exchange may not be traded in volumes typical for that exchange. Thus, the securities of smaller-sized companies are likely to be less liquid, and subject to more abrupt or erratic market movements than securities of larger, more established companies.

Fixed Income Securities -- The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect the investing Fund's net asset value. Mortgage-backed and asset-backed securities purchased by the Fixed Income Fund may be subject to prepayment, which may result in capital gains or losses, and which make it difficult to determine such securities' average life and yield. When the mortgage-backed securities held by a Fund are pre-paid, the Fund must reinvest the proceeds in securities the yield of which reflects prevailing interest rates, which may be lower than the yield of the pre-paid security.

Securities below investment grade are high risk, high yield securities and may be labeled "junk bonds." Such securities involve greater risk of default or price declines than investments in investment grade securities due to changes in the issuer's creditworthiness and the outlook for economic growth. The market for these securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. These factors may limit a Portfolio's ability to sell such securities at their fair market value. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security. Bonds rated BBB lack outstanding investment characteristics and in fact have speculative characteristics as well. Corporate bonds rated B generally lack characteristics of desirable investment, and assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Securities of Foreign Issuers -- Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation than are those in the United States. Investments in securities of foreign issuers are frequently denominated in foreign currencies and the value of the Fund's assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies.

Mortgage-Backed Securities - The mortgage-backed securities ("MBSs") in which the Fixed Income Fund may invest are subject to prepayment of the underlying mortgages. During periods of declining interest rates, prepayment of mortgages underlying MBSs can be expected to accelerate. When the MBSs held by the Fixed Income Fund are prepaid, the Fixed Income Fund must reinvest the proceeds in securities the yield of which reflects prevailing interest rates, which may be lower than the yield on the prepaid MBS.

REITs - The value of interests in REITs may be affected by changes in (i) the value of the property owned, (ii) the quality of the mortgages held by the trust, and (iii) interest rates.

Portfolio Turnover -- An annual portfolio turnover rate in excess of 100% may result from the Adviser's investment strategy of focusing on earnings potential and disposing of securities when the Adviser believes that their earnings potential has diminished, or may result from the Adviser's maintenance of appropriate issuer diversification. Portfolio turnover rates in excess of 100% may result in higher transaction costs, including increased brokerage commissions, and higher levels of taxable capital gain. For the annual portfolio turnover rates for the predecessor portfolios to each of the Fund's, see "Financial Highlights."

INVESTMENT LIMITATIONS

The investment objective of each Fund and certain of the investment limitations set forth here and in the Statement of Additional Information are fundamental policies of that Fund. Fundamental policies cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares.

1. No Fund may (i) purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of each Fund's total assets.

2. No Fund may purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities.

The foregoing percentages will apply at the time of the purchase of a security.

THE ADVISER

Clover Capital Management, Inc. (the "Adviser") is a professional investment management firm founded in 1984 by Michael Edward Jones, CFA, and Geoffrey Harold Rosenberger, CFA, who are Managing Directors of the Adviser and control all of the Adviser's outstanding voting stock. As of March 31, 1997, the Adviser had discretionary management authority with respect to approximately $1.914 billion of assets. In addition to advising the Funds, the Adviser provides advisory services to pension plans, religious and educational endowments, corporations, 401(k) plans, profit sharing plans, individual investors and trusts and estates. The principal business address of the Adviser is 11 Tobey Village Office Park, Pittsford, New York 14534.

The Adviser serves as each Fund's investment adviser under an investment advisory agreement (the "Advisory Agreement") with the Fund. Under the Advisory Agreement, the Adviser makes the investment decisions for the assets of each Fund and continuously reviews, supervises and administers each Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Fund.

The Clover Equity Value Fund (and it's predecessor fund) has, since its inception, been managed by a committee led by Michael E. Jones, CFA, and Paul W. Spindler, CFA. Mr. Jones is a co-founder of the Adviser and for the past five years has been the Managing Director of the Adviser. For the past five years Mr. Spindler has been a Vice President of Investments for the Adviser.

The Clover Small Cap Value Fund (and it's predecessor fund) has, since its inception, been managed by a committee of research professionals led by Michael
E. Jones, CFA, and Lawrence Creatura. For the past two years Mr. Creatura has been a Vice President for Investments for the Adviser. For the previous three years he was a Laser Systems Engineer/Researcher for Laser Surge, Inc.

The Clover Fixed Income Fund (and it's predecessor fund) has, since its inception, been managed by a committee led by Richard J. Huxley and Paul W. Spindler, CFA. For the past five years Richard Huxley has been the Executive Vice President and Fixed Income Manager for the Adviser.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .74%, .45% and .85% of the average daily net assets of the Equity Value, Fixed Income and Small Cap Value Funds, respectively. The Adviser has voluntarily agreed to waive all or a portion of its fees and/or to reimburse Fund expenses in order to limit total operating expenses of the Equity Value and Fixed Income Funds to an annual rate of not more than 1.20% and .80%, respectively, of average daily net assets when net assets are below $20 million and to not more than 1.10% and .75%, respectively, when net assets are $20 million or more, and to limit total operating expenses of the Small Cap Value Fund to 1.40% of the Fund's average daily net assets. The Adviser reserves the right, in its sole discretion, to terminate its voluntary fee waiver and any reimbursement at any time. For the fiscal year ended October 31, 1996, the Adviser performed advisory services to each of the Funds' predecessor portfolios and received a fee equal to .63% and .14% of the Clover Capital Equity Value Portfolio's and Clover Capital Fixed Income Portfolio's average daily net assets and waived all fees due it from the Clover Capital Small Cap Value Portfolio. The Adviser reimbursed expenses of the Clover Capital Small Cap Value Portfolio totaling $51,578, which equals 3.03% of the Portfolio's average daily net assets.

THE ADMINISTRATOR

SEI Fund Resources (the "Administrator") provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel, and facilities.

For these administrative services, the Administrator is entitled to a fee from each Fund, which is calculated daily and paid monthly, at an annual rate of .12% of that Fund's average daily net assets up to $75 million, .10% on the next $75 million of such assets, .09% on the next $150 million of such assets, .08% of the next $300 million of such assets, and .075% of such assets in excess of $600 million. Each Fund is subject to a minimum annual administration fee of $75,000. Once the

Small Cap Value Fund reaches $62.5 million in net assets, the Administrator will receive asset-based fees in accordance with the schedule set forth above.

The Administrator also serves as shareholder servicing agent for the Trust under a shareholder servicing agreement with the Trust.

THE TRANSFER AGENT

DST Systems, Inc., 1004 Baltimore Street, Kansas City, Missouri 64105 (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Trust under a transfer agency agreement with the Trust.

THE DISTRIBUTOR

CCM Securities, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, acts as the Trust's distributor pursuant to a distribution agreement (the "Distribution Agreement"). No compensation is paid to the Distributor for its distribution services.

PORTFOLIO TRANSACTIONS

The Adviser may select brokers on the basis of the research, statistical and pricing services they provide to a Fund. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms of either the transaction or the overall responsibility of the Adviser to the Fund and the Adviser's other clients.

Since shares of the Funds are not marketed through intermediary broker-dealers, no Fund has a practice of allocating brokerage or effecting principal transactions with broker-dealers on the basis of sales of shares which may be made through such firms. However, the Adviser may place orders for any Fund with qualified broker-dealers who refer clients to that Fund.

Some securities considered for investment by a Fund may also be appropriate for other accounts and/or clients served by that Adviser. If the purchase or sale of securities consistent with the investment policies of the Fund and another of the Adviser's accounts and/or clients are considered at or about the same time, transactions in such securities will be allocated among the Fund and the other accounts and/or clients in a manner deemed equitable by the Adviser.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Transfer Agent on each day that the New York Stock Exchange is open for business (a "Business Day"). Investors may purchase and redeem shares of each Fund directly through the Transfer Agent at: TIP Funds, P.O. Box 419805, Kansas City, Missouri 64141-6805, by mail or wire transfer. All shareholders may place orders by telephone; when market conditions are extremely busy, it is possible that investors may experience difficulties placing orders by telephone and may wish to place orders by mail. Purchases and redemptions of shares of the Fund may be made on any Business Day. Shares of each Fund are offered only to residents of states in which such shares are eligible for purchase. Certain brokers assist their clients in the purchase or redemption of shares and charge a fee for this service in addition to a Fund's public offering price.

The minimum initial investment in the Funds is $2,000, and subsequent purchases must be at least $100. The Distributor may waive these minimums at its discretion. No minimum applies to subsequent purchases effected by dividend reinvestment.

Minimum Account Size - Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account if, as the result of redemptions, the value of that account drops below $1,000. You will be allowed at least 60 days, after notice by the Fund, to make an additional investment to bring your account value up to at least $1,000 before the redemption is processed.

Purchases by Mail

An account may be opened by mailing a check or other negotiable bank draft (payable to the name of the appropriate Fund) for $2,000 or more, together with a completed Account Application to: TIP Funds, P.O. Box 419805, Kansas City, Missouri 64141-6805. Third-Party checks, credit cards, credit card checks and cash will not be accepted. When purchases are made by check (including certified or cashier's checks), redemption proceeds will not be forwarded until the investment being redeemed has been in the account for 15 days. Subsequent investments may also be mailed directly to the Transfer Agent.

Purchases by Wire Transfer

Shareholders having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of the Fund by requesting their bank to transmit funds by wire to: United Missouri Bank of Kansas, N.A.; ABA #10-10-00695; for Account Number 98-7060-116-8; Further Credit: [___________
Fund]. The shareholder's name and account number must be specified in the wire.

Initial Purchases: Before making an initial investment by wire, an investor must first telephone 1-800-224-6312 to be assigned an account number. The investor's name, account number, taxpayer identification number or Social Security number, and address must be specified in the wire. In addition, an Account Application should be promptly forwarded to: TIP Funds, P.O. Box 419805, Kansas City, Missouri 64141-6805.

Subsequent Purchases: Additional investments may be made at any time through the wire procedures described above, which must include a shareholder's name and account number. The investor's bank may impose a fee for investments by wire. Subsequent purchases may also be made by wire through the Automated Clearing House ("ACH").

General Information Regarding Purchases

A purchase request will be effective as of the day received by the Transfer Agent if the Transfer Agent (or its authorized agent) receives the purchase request in good order and payment before 4:00 p.m., Eastern time. A purchase request is in good order if it is complete and accompanied by the appropriate documentation, including an Account Application and additional documentation required. Purchase requests in good order received after 4:00 p.m., Eastern time, will be effective the next Business Day. Payment may be made by check or readily available funds. The purchase price of shares of any Fund is that Fund's net asset value per share next determined after a purchase order is effective. Purchases will be made in full and fractional shares of each Fund calculated to three decimal places. The Trust will not issue certificates representing shares of any Fund.

If a check received for the purchase of shares does not clear, the purchase will be canceled, and the investor could be liable for any losses or fees incurred. The Trust reserves the right to reject a purchase order when the Trust determines that it is not in the best interest of the Trust or its shareholders to accept such order.

Shares of each Fund may be purchased in exchange for securities to be included in that Fund, subject to the Adviser's or Administrator's determination that these securities are acceptable. Securities accepted in such an exchange will be valued at their market value. All accrued interest and subscription or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of that Fund and must be delivered by the shareholder to that Fund upon receipt from the issuer.

The Adviser or Administrator will not accept securities in exchange for Fund shares unless (1) such securities are appropriate for the Fund at the time of the exchange; (2) the shareholder represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, as amended, or otherwise; and (3) prices are available from an independent pricing service approved by the Trust's Board of Trustees.

Systematic Investment Plan - A shareholder may also arrange for periodic additional investments in a Portfolio through automatic deductions by Automated Clearing House ("ACH") transactions from a checking or savings account by completing the Systematic Investment Plan form. This Systematic Investment Plan is subject to account minimum initial purchase amounts and a minimum pre-authorized investment amount of $100 per month. An application form for the Systematic Investment Plan may be obtained by calling 1-800-224-6312.

Exchanges

Shareholders of each Fund may exchange their shares for shares of the other [TIP] Funds that are then offering their shares to the public. Exchanges are made at net asset value. An exchange is considered a sale of shares and may result in capital gain or loss for federal income tax purposes. The shareholder must have received a current prospectus for the new Fund before any exchange will be effected, and the exchange privilege may be exercised only in those states where shares of the new Fund may legally be sold. If the Transfer Agent (or its authorized agent) receives exchange instructions in writing or by telephone (an "Exchange Request") in good order by 4:00 p.m., Eastern time, on any Business Day, the exchange will be effected that day. The liability of the Fund or the Transfer Agent for fraudulent or unauthorized telephone instructions may be limited as described below. The Trust reserves the right to modify or terminate this exchange offer on 60 days' notice.

Redemptions

Redemption requests in good order received by the Transfer Agent (or its authorized agent) prior to 4:00 p.m., Eastern time on any Business Day will be effective that day. To redeem shares of the Fund, shareholders must place their redemption orders with the Transfer Agent (or its authorized agent) prior to 4:00 p.m., Eastern time, on any Business Day. The redemption price of shares of any Fund is the net asset value per share of that Fund next determined after the redemption order is effective. Payment of redemption proceeds will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier's checks) will be forwarded only upon collection of payment for such shares; collection of payment may take up to 15 days. Shareholders may not close their accounts by telephone. Redemption requests from IRA accounts must be made in writing.

Shareholders may receive redemption payments in the form of a check or by Federal Reserve or ACH wire transfer. There is no charge for having a check for redemption proceeds mailed. The Custodian will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot redeem shares of a Fund by Federal Reserve wire on Federal holidays on which wire transfers are restricted. The Fund does not charge for ACH wire transactions; however, such transactions will not be posted to a shareholder's bank account until the second Business Day following the transaction.

Neither the Trust nor the Transfer Agent will be responsible for the authenticity of instructions received by telephone if they reasonably believe those instructions to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine. Such procedures may include the taping of telephone conversations.

The right of redemption may be suspended or the date of payment of redemption proceeds postponed during certain periods as set forth more fully in the Statement of Additional Information.

A signature guarantee is a widely accepted way to protect shareholders by verifying the signature on certain redemption requests. The Trust requires signature guarantees to be provided in the following circumstances: (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds; and (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. The Trust does not accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

Systematic Withdrawal Plan - Each Fund offers a Systematic Withdrawal Plan ("SWP") for shareholders who wish to receive regular distributions from their account. Upon commencement of the SWP, the account must have a current value of $2,000 or more. Shareholders may elect to receive automatic payments via ACH wire transfers of $100 or more on a monthly, quarterly, semi-annual or annual basis. An application form for SWP may be obtained by calling 1-800-224-6312.

Shareholders should realize that if withdrawals exceed income dividends, their invested principal in the account will be depleted. Thus, depending on the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, their original investment could be exhausted entirely. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to the Transfer Agent.

Valuation of Shares

The net asset value per share of each Fund is determined by dividing the total market value of that Fund's investments and other assets, less any liabilities, by the total number of outstanding shares of that Fund. Net asset value per share is determined daily as of the close of business of the New York Stock Exchange (currently, 4:00 p.m., Eastern time) on any Business Day.

PERFORMANCE

From time to time, each Fund may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

The total return of a Fund refers to the average compounded rate of return on a hypothetical investment, for designated time periods (including but not limited to the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

A Fund may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.), financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices, which may assume investment of dividends but generally do not reflect deductions for administrative and management costs, or other investment alternatives. A Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. A Fund may also quote the Frank Russell Company or Wilshire Associates, consulting firms that compile financial characteristics of common stocks and fixed income securities, regarding non-performance-related attributes of a Fund's portfolio. A Fund may use long term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital market. A Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

A Fund may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund or its shareholders. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes. Further information concerning taxes is set forth in the Statement of Additional Information.

Tax Status of the Funds:

Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other portfolios. Each Fund intends to qualify or to continue to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as a Fund qualifies for this special tax treatment, it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which it distributes to shareholders.

Tax Status of Distributions:

Each Fund will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Distributions from net investment income will qualify for the dividends-received deduction for corporate shareholders only to the extent such distributions are derived from dividends paid by domestic corporations; however, such distributions which do qualify for the dividends-received deduction may be subject to the corporate alternative minimum tax. It can be expected that none of the dividends paid by the Fixed Income Fund will qualify for that deduction. Any net capital gains will be distributed annually and will be taxed to shareholders as long-term capital gains, regardless of how long the shareholder has held shares. Each Fund will make annual reports to shareholders of the federal income tax status of all distributions, including the amount of dividends eligible for the dividends-received deduction.

Certain securities purchased by a Fund are sold with original issue discount and thus do not make periodic cash interest payments. Each Fund will be required to include as part of its current income the accrued discount on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

The Funds may, in certain circumstances involving tax-free reorganizations, accept securities that are appropriate investments as payment for Fund shares (an "In-Kind Purchase"). An In-Kind Purchase may result in adverse tax consequences under certain circumstances to either the investors transferring securities for shares (an "In-Kind Investors") or to investors who acquire shares of the Funds after a transfer ("new shareholders"). As a result of an In-Kind Purchase, the Funds may acquire securities that have appreciated in value or depreciated in value from the date they were acquired. If appreciated securities were to be sold after an In-Kind Purchase, the amount of the gain would be taxable to new shareholders as well as to In-Kind Investors. The effect of this for new shareholders would be to tax them on a distribution that represents a return of the purchase price of their shares rather than an increase in the value of their investment. The effect on In-Kind Investors would be to reduce their potential liability for tax on capital gains by spreading it over a larger asset base. The opposite may occur if the Funds acquire securities having an unrealized capital loss. In that case, In-Kind Investors will be unable to utilize the loss to offset gains, but, because an In-Kind Purchase will not result in any gains, the inability of In-Kind Investors to utilize unrealized losses will have no immediate tax effect. For new shareholders, to the extent that unrealized losses are realized by the Funds, new shareholders may benefit by any reduction in net tax liability attributable to the losses. The Adviser cannot predict whether securities acquired in any In-Kind Purchase will have unrealized gains or losses on the date of the In-Kind Purchase. Consistent with its duties as investment adviser, the Adviser will, however, take tax consequences to investors into account when making decisions to sell portfolio assets, including the impact of realized capital gains on shareholders of the Funds.

Dividends declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 in the year declared, if paid by the Fund at any time during the following January. Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax applicable to regulated investment companies.

Income received on direct U.S. obligations is exempt from income tax at the state level when received directly by a Fund and may be exempt, depending on the state, when received by a shareholder from a Fund provided certain state-specific conditions are satisfied. The Funds will inform shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from a Fund is considered tax exempt in their particular state. Income derived by a Fund from securities of foreign issuers may be subject to foreign withholding taxes. The Funds will not be able to elect to treat shareholders as having paid their proportionate share of such foreign taxes.

Each sale, exchange or redemption of a Fund's shares is a taxable event to the shareholder.

GENERAL INFORMATION

The Trust

The Trust, an open-end management investment company, was organized under Massachusetts law as a business trust under a Declaration of Trust dated January 26, 1996. The Declaration of Trust permits the Trust to offer separate series ("Funds") of shares. All consideration received by the Trust for shares of any Fund and all assets of such Fund belong to that Fund and would be subject to liabilities related thereto. The Trust reserves the right to create and issue shares of additional Funds.

The Trust pays its operating expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing and insurance expenses, and pays additional expenses including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

Trustees of the Trust

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

Voting Rights

Each share held entitles the Shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Shareholders of each Fund will vote separately on matters pertaining solely to that Fund. As a Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

Reporting

The Trust issues unaudited financial information semiannually and audited financial statements annually for each Fund. The Trust also furnishes periodic reports and, as necessary, proxy statements to shareholders of record.

Shareholder Inquiries

Shareholder inquiries should be directed to TIP Funds, P.O. Box 419805, Kansas City, Missouri 64141-6805, or to 1-800-224-6312. Purchases, exchanges and redemptions of shares should be made through the Transfer Agent by calling 1-800-224-6312.

Dividends and Distributions

Substantially all of the net investment income (excluding capital gain) of the Equity Value and Small Cap Value Funds is distributed in the form of dividends to shareholders of record on the last Business Day of each quarter. The Fixed Income Fund declares dividends of substantially all of its net investment income (exclusive of capital gain) daily and distributes such dividends on the first Business Day of each month. Shares of the Fixed Income Fund purchased begin earning dividends on the Business Day following receipt of payment by the Transfer Agent. Normally, this will occur within two Business Days after an order is effective. If any capital gain is realized for a Fund, substantially all of it will be distributed at least annually.

Shareholders automatically receive all income dividends and capital gain distributions in additional shares, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Transfer Agent at least 15 days prior to the distribution. Shareholders may receive payments for cash distributions in the form of a check or by Federal Reserve or ACH wire transfer.

Dividends and other distributions of each Fund are paid on a per share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a distribution of ordinary income or capital gains, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable distribution or dividend.

Counsel and Independent Public Accountants

Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Ernst & Young LLP serves as the independent public accountants for the Trust.

Custodian

CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 acts as the custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940, as amended (the "1940 Act").

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following is a description of permitted investments for one or more of the
Funds:

AMERICAN DEPOSITARY RECEIPTS ("ADRs") -- ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES - Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

CONVERTIBLE SECURITIES - Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

DERIVATIVES -- Derivatives are securities that derive their value from other securities, financial instruments or indices. The following are considered derivative securities: options on futures, futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., CMOs, REMICs, IOs and
POs), when issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., Receipts and STRIPs), privately issued stripped securities (e.g., TGRs, TRs, and
CATs). See elsewhere in the "Description of Permitted Investments and Risk Factors" and in the Statement of Additional Information for discussions of these various instruments.

ILLIQUID SECURITIES -- Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Fund's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with durations or maturities over 7 days in length.

MONEY MARKET INSTRUMENTS -- Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers; and (vi) to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.

MORTGAGE BACKED SECURITIES - Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, adjustable rate mortgages, and balloon mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

Government Pass-Through Securities: These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, Fannie Mae and FHLMC each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also each guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

Private Pass-Through Securities: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. These securities include CMOs and REMICs that are rated in one of the top two rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

CMOs: CMOs are debt obligations of multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

REMICs: A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or

FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae.

Parallel Pay Securities; PAC Bonds: Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Stripped Mortgage-Backed Securities ("SMBs"): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and is thus termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

Risk Factors: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

REITs -- REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. A shareholder in a Portfolio should realize that by investing in REITs indirectly through the Portfolio, he or she will bear not only his or her proportionate share of the expenses of the Portfolio, but also indirectly, similar expenses of underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants.

REPURCHASE AGREEMENTS -- Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. Repurchase agreements are considered loans under the 1940 Act.

U.S. GOVERNMENT AGENCY OBLIGATIONS -- Certain Federal agencies, such as the Government National Mortgage Association ("GNMA"), have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities).

U.S. GOVERNMENT SECURITIES -- Bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS -- Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interested and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES").

VARIABLE AND FLOATING RATE INSTRUMENTS -- Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS -- Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES -- When-issued or delayed delivery transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Fund will maintain with the Custodian a separate account with liquid, high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Fund before settlement.

ZERO COUPON SECURITIES -- Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accreted. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically.

Trust:
TIP FUNDS


Funds:
CLOVER EQUITY VALUE FUND
CLOVER SMALL CAP VALUE FUND
CLOVER FIXED INCOME FUND


Adviser:
CLOVER CAPITAL MANAGEMENT, INC.


Distributor:
CCM SECURITIES, INC.


Administrator:
SEI FUND RESOURCES


Legal Counsel:
MORGAN, LEWIS & BOCKIUS LLP


Independent Auditors:
ERNST & YOUNG LLP

June 20, 1997

[SAI STARTS HERE]


                                     Trust:
                                    TIP FUNDS

                                     Funds:
                            CLOVER EQUITY VALUE FUND
                           CLOVER SMALL CAP VALUE FUND
                            CLOVER FIXED INCOME FUND

                               Investment Adviser:
                         CLOVER CAPITAL MANAGEMENT, INC.

This Statement of Additional Information is not a prospectus and relates only to the Clover Equity Value Fund (the "Equity Value Fund"), Clover Small Cap Value Fund (the "Small Cap Value Fund") and Clover Fixed Income Fund (the "Fixed Income Fund") (each a "Fund" and, together, the "Funds"). It is intended to provide additional information regarding the activities and operations of the TIP Funds (the "Trust") and should be read in conjunction with the Funds' Prospectus dated June 20, 1997. The Prospectus may be obtained without charge by calling 1-800-224-6312.

                                TABLE OF CONTENTS

THE TRUST...................................................................S-2
DESCRIPTION OF PERMITTED INVESTMENTS........................................S-2
INVESTMENT LIMITATIONS......................................................S-6
THE ADVISER.................................................................S-8
THE ADMINISTRATOR...........................................................S-9
THE DISTRIBUTOR............................................................S-10
TRUSTEES AND OFFICERS OF THE TRUST.........................................S-11
COMPUTATION OF YIELD AND TOTAL RETURN......................................S-14
PURCHASE AND REDEMPTION OF SHARES..........................................S-14
DETERMINATION OF NET ASSET VALUE...........................................S-15
TAXES    ..................................................................S-15
PORTFOLIO TRANSACTIONS.....................................................S-17
DESCRIPTION OF SHARES......................................................S-19
SHAREHOLDER LIABILITY......................................................S-19
LIMITATION OF TRUSTEES' LIABILITY..........................................S-20
5% SHAREHOLDERS............................................................S-20
FINANCIAL INFORMATION......................................................S-22
APPENDIX ...................................................................A-1


June 20, 1997

THE TRUST

This Statement of Additional Information relates only to the Clover Equity Value Fund (the "Equity Value Fund"), Clover Small Cap Value Fund (the "Small Cap Value Fund") and Clover Fixed Income Fund (the "Fixed Income Fund") (each a "Fund" and, together, the "Funds"). Each Fund is a separate series of the TIP Funds (the "Trust"), a diversified, open-end management investment company established as a Massachusetts business trust under a Declaration of Trust dated January 26, 1996. The Declaration of Trust permits the Trust to offer separate series ("portfolios") of shares of beneficial interest ("shares"). Each portfolio is a separate mutual fund, and each share of each portfolio represents an equal proportionate interest in that portfolio. On June 17, 1997, the Equity Value, Small Cap Value and Fixed Income Funds acquired substantially all of the assets and liabilities of the Clover Capital Equity Value, Clover Capital Small Cap Value and Clover Capital Fixed Income Portfolios (collectively, the "Clover Capital Portfolios") of The Advisors' Inner Circle Fund. See "Description of Shares." Capitalized terms not defined herein are defined in the Prospectus offering shares of the Funds.

DESCRIPTION OF PERMITTED INVESTMENTS

Futures Contracts and Options on Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the Index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

A Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), as long as, to the extent that such transactions are not for "bona fide hedging purposes," the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of a Fund's net assets. A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return.

In order to avoid leveraging and related risks, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid, high grade debt securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

GNMA Securities

The Fixed Income Fund may invest in securities issued by the Government National Mortgage Association ("GNMA"), a wholly-owned U.S. Government corporation which guarantees the timely payment of principal and interest. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors.

GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.

Investment Company Shares

Each Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, a Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition:
(1) the Fund owns more than 3% of the total voting stock of the other company;
(2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. See also "Investment Limitations."

Mortgage-Backed Securities

The Fixed Income Fund may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"), which are rated in one of the top two categories by Standard & Poor's Corporation ("S&P") or Moody's Investors Services, Inc. ("Moody's"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). CMOs typically are issued with a number of classes or series which have different maturities and which are retired using cash flow from underlying collateral according to a specified plan.

Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

In addition to mortgage-backed securities, the Fixed Income Fund may invest in securities secured by asset-backed securities including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

Obligations of Supranational Agencies

The Fixed Income Fund may purchase obligations of supranational agencies. Currently, the Portfolio only intends to invest in obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and Nordic Investment Bank.

Options

A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options as a means of increasing the yield on its fund and as a means of providing limited protection against decreases in its market value. When a fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realized as profit the premium received for such option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are generally illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its Custodian consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid, high grade debt securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

Risk Factors: Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

REITS

The Fixed Income and Small Cap Value Funds may also invest in real estate investment trusts ("REITs"), which pool investors' funds for investment in income producing commercial real estate or real estate related loans or interests.

A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. A shareholder in the Fund should realize that by investing in REITs indirectly through the Fund, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

Repurchase Agreements

Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the Trust's Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

Securities of Foreign Issuers

The Fixed Income Fund may invest in U.S. dollar denominated fixed income securities of foreign issuers which are traded in the United States. In addition, the Equity Value Fund may invest in American Depositary Receipts. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

Variable or Floating Rate Instruments

The Fixed Income Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the Adviser, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Fixed Income Fund. The Adviser will monitor on an ongoing basis the earnings power, cash flow and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

When-Issued and Delayed Delivery Securities

When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations (and those set forth in the Prospectus) are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

No Fund may:

1. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate fund to purchase securities or require a Fund to segregate assets are not considered to be borrowings. Asset coverage of a least 300% is required for all borrowings, except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. A Fund will not purchase securities while its borrowings exceed 5% of its total assets.

2. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

3. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

4. Issue senior securities (as defined in the Investment Company Act of 1940 (the "1940 Act")) except as permitted by rule, regulation or order of the Securities and Exchange Commission (the "SEC").

5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

The foregoing percentages (except with respect to the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.

Non-Fundamental Policies

The following investment limitations are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees.

No Fund may:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing.

2.   Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

5. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

In addition, each Fund will invest no more than 5% of its net assets in short sales, unregistered securities, futures contracts, options and investment company securities. Unregistered securities sold in reliance on the exemption from registration in Section 4(2) of the 1933 Act and securities exempt from registration on re-sale pursuant to Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board of Trustees.

THE ADVISER

The Trust and Clover Capital Management, Inc. (the "Adviser") have entered into an advisory agreement (the "Advisory Agreement"). The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by any state in which the shares of the Fund are registered, the Adviser will bear the amount of such excess. The Adviser will not be required to bear expenses of any Fund to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended (the "Code").

The continuance of the Advisory Agreement as to any Fund after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of that Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

For the fiscal years ended October 31, 1994, 1995, and 1996, the Clover Capital Portfolios paid the following advisory fees:


=======================================================================================================================
                                            Advisory Fees Paid                           Advisory Fees Waived
                                            ------------------                           --------------------
                                1994             1995             1996            1994           1995           1996
-----------------------------------------------------------------------------------------------------------------------
Equity Value Portfolio        $110,578         $238,624         $437,862        $30,260         $39,599       $73,383
-----------------------------------------------------------------------------------------------------------------------
Fixed Income Portfolio        $0               $0               $23,932         $38,976*        $68,168*      $53,322
-----------------------------------------------------------------------------------------------------------------------
Small Cap Value Portfolio     N/A              N/A              $0              N/A             N/A           $14,442**
=======================================================================================================================

*Reimbursement of fees by the Adviser in the amount of $16,812 and $17,918 with respect to the Clover Capital Fixed Income Portfolio for the fiscal years of 1995 and 1994, respectively.

**Reimbursement of fees by the Adviser in the amount of $51,578 with respect to the Clover Capital Small Cap Portfolio for the fiscal year of 1996.


THE ADMINISTRATOR

The Trust and SEI Fund Resources (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of three (3) years after the effective date of the agreement and shall continue in effect for successive periods of one (1) year unless terminated by either party on not less than 90 days' prior written notice to the other party.

The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Financial Management Corporation ("SFM"), a wholly-owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interests in the Administrator. SEI and its affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator and its affiliates also serve as administrator to the following other mutual funds:
The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, CoreFunds, Inc., CrestFunds, Inc., CUFUND, FMB Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., Marquis Funds(R), Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., The Pillar Funds, Profit Funds Investment Trust, Rembrandt Funds(R), Santa Barbara Group of Mutual Funds, Inc., 1784 Funds(R), SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Stepstone Funds, STI Classic Funds and STI Classic Variable Trust.

For the fiscal years ended October 31, 1994 and 1995, and October 31, 1996, the Clover Capital Portfolios paid the following administrative fees:


================================================================================
                           Administrative Fees Paid
--------------------------------------------------------------------------------
                           1994                1995                   1996
--------------------------------------------------------------------------------
Equity Value Portfolio     $50,000             $73,770                $138,175
--------------------------------------------------------------------------------
Fixed Income Portfolio     $50,000             $49,962                $50,022
--------------------------------------------------------------------------------
Small Cap Value            N/A                 N/A                    $33,606
  Portfolio
================================================================================
THE DISTRIBUTOR

CCM Securities, Inc. (the "Distributor"), a wholly-owned subsidiary of CCM, and the Trust are parties to a distribution agreement (the "Distribution Agreement"). The Distributor receives no compensation for distribution of shares of the Funds.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor or by the Trust, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution

Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The Trust pays the fees for unaffiliated Trustees.

The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers of some or all of the following:
The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, CoreFunds, Inc., CrestFunds, Inc., CUFUND, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc, Marquis Funds(R), Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., The Pillar Funds, Profit Funds Investment Trust, Rembrandt Funds(R), Santa Barbara Group of Mutual Funds, Inc., 1784 Funds(R), SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Stepstone Funds, STI Classic Funds, and STI Classic Variable Trust, each of which is an open-end management investment company managed by SEI Fund Resources or its affiliates and, except for Profit Funds Investment Trust, Rembrandt Funds(R), and Santa Barbara Group of Mutual Funds, Inc., are distributed by SEI Financial Services Company.

ROBERT E. TURNER (DOB 11/26/56) - Trustee* - Chairman and Chief Investment Officer of Turner Investment Partners, Inc. (the Adviser) since 1990.

ALFRED C. SALVATO (DOB 01/09/58) - Trustee - Treasurer, Thomas Jefferson University Health Care Pension Fund, since 1995, and Assistant Treasurer, 1988-1995.

MARK D. TURNER (DOB 12/12/57) - Trustee* - President and Director of Fixed Income Management of Turner Investment Partners, Inc. (the Adviser), since 1990.

JOHN T. WHOLIHAN (DOB 12/12/37) - Trustee - Professor, Loyola Marymount University, since 1984.

DAVID G. LEE (DOB 04/16/52) - President and Chief Executive Officer - Senior Vice President of the Administrator and Distributor since 1993. Vice President of the Administrator and Distributor (1991-1993). President, GW Sierra Trust Funds before 1991.

STEPHEN J. KNEELEY (DOB 02/09/63) - Vice President and Assistant Secretary - Chief Operating Officer of Turner Investment Partners, Inc., since 1990.

TODD B. CIPPERMAN (DOB 02/14/66) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of SEI, the administrator and distributor since 1995. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston and Strawn (law firm), 1991-1994.

SANDRA K. ORLOW (DOB 10/18/53) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of the Administrator and Distributor since 1988.

KEVIN P. ROBINS (DOB 04/15/61) - Vice President, Assistant Secretary - Senior Vice President, General Counsel and Assistant Secretary of SEI, Senior Vice President, General Counsel and Secretary of the Administrator and Distributor since 1994. Vice President and Assistant Secretary of SEI, the Administrator and Distributor 1992-1994. Associate, Morgan, Lewis & Bockius LLP(law firm), 1988-1992.

KATHRYN L. STANTON (DOB 11/19/58) - Vice President and Assistant Secretary, Deputy General Counsel, Vice President and Assistant Secretary of SEI, Vice President and Assistant Secretary of the Administrator and Distributor, since 1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1989-1994.

ROBERT DELLACROCE (DOB 12/17/63) - Controller and Chief Accounting Officer - Director, Funds Administration and Accounting of SEI since 1994. Senior Audit Manager, Arthur Anderson LLP, 1986-1994.

BARBARA A. NUGENT (DOB 06/18/56) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of SEI, the Administrator and Distributor since 1996. Associate, Drinker, Biddle & Reath (law firm) (1994-1996). Assistant Vice President/Administration, Delaware Service Company, Inc. (1992-1993):
Assistant Vice President - Operations of Delaware Service Company, Inc. (1988-1992)

MARC H. CAHN (DOB 06/19/57) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of SEI, the Administrator and Distributor since 1996. Associate General Counsel, Barclays Bank PLC (1995-1996). ERISA counsel, First Fidelity Bancorporation (1994-1995), Associate, Morgan, Lewis & Bockius LLP (1989-1994).

JAMES W. JENNINGS (DOB 01/15/37) - Secretary - Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, the Adviser, the Administrator and Distributor.

JOHN H. GRADY, JR. (DOB 06/01/61) - Assistant Secretary - 1800 M Street, N.W., Washington, D.C. 20036, Partner, Morgan, Lewis & Bockius LLP, Counsel to the Trust, Adviser, Administrator and Distributor.

EDWARD B. BAER (DOB 09/27/68) - Assistant Secretary - 1800 M Street, N.W., Washington, D.C. 20036, Associate, Morgan, Lewis & Bockius LLP, Counsel to the

Trust, Adviser, Administrator and Distributor, since 1995. Attorney, Aquila Management Corporation, 1994. Rutgers University School of Law - Newark, 1991-1994.
                           ___________________________

* Messrs. Robert Turner and Mark Turner are Trustees who may be deemed to be "interested persons" of the Trust as the term is defined in the 1940 Act.

         The Trustees and Officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays fees only to the Trustees who are not interested persons of the Trust. Compensation of Officers and interested Trustees of the Trust is paid by the Adviser or the Administrator.

* Messrs. Robert Turner and Mark Turner are Trustees who may be deemed to be "interested persons" of the Trust as the term is defined in the 1940 Act.

COMPUTATION OF YIELD AND TOTAL RETURN

From time to time the Trust may advertise yield and total return of the Funds. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd + 1)6 - 1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

For the 30-day period ended October 31, 1996, yields were 1.25% for the Clover Capital Equity Value Portfolio, 5.98% for the Clover Capital Fixed Income Portfolio, and 0% for the Clover Capital Small Cap Portfolio, respectively.

The total return of a Fund refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period.

For the fiscal year ended October 31, 1996 and for the period from December 6, 1991 (commencement of operations) through October 31, 1996, the total return was 16.47% and 15.53% for the Clover Capital Equity Value Portfolio and 6.26% and 7.87% for the Clover Capital Fixed Income Portfolio, respectively. For the fiscal period from February 28, 1996 (commencement of operations) through October 31, 1996 the total return of the Clover Capital Small Cap Portfolio was 13.60% (annualized).

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Transfer Agent on days when the New York Stock Exchange is open for business. Currently, the weekdays on which the Fund is closed for business are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of each Fund are offered on a continuous basis.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued by the Administrator. The Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

TAXES

The following is only a summary of certain tax considerations generally affecting the Funds and their shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

Federal Income Tax

The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or certain other income (including gains from options, futures or forward contracts); (ii) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of stocks or securities held for less than three months; (iii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iv) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers which are engaged in the same, similar or related trades or business if the Fund owns at least 20% of the voting power of such issuer.

Notwithstanding the Distribution Requirement described above, which requires only that the Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), each Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

In certain cases, a Fund will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the

Internal Revenue Service, or (3) has not certified to that Fund that such shareholder is not subject to backup withholding.

If any Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, and such distributions will generally be eligible for the corporate dividends-received deduction.

State Taxes

No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes.

PORTFOLIO TRANSACTIONS

The Adviser is authorized to select brokers and dealers to effect securities transactions for the Funds. The Adviser will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. The Adviser seeks to select brokers or dealers that offer a Fund best price and execution or other services which are of benefit to the Fund.

The Funds have no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees of the Fund, the Adviser is responsible for placing the orders to execute transactions for the Funds. In placing orders, it is the policy of the Fund to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available.

The money market instruments in which the Funds invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Funds will primarily consist of dealer spreads and underwriting commissions.

The Adviser may, consistent with the interests of the Fund, select brokers on the basis of the research services they provide to the Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser, a Fund or other accounts managed by the Adviser will be benefitted by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising that Fund.

It is not expected that the Funds may execute brokerage or other agency transactions through the Distributor, which, although a registered broker-dealer, is limited to the sale of shares of mutual funds, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if a written contract is in effect between the Trust and the Distributor expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Because no Fund markets its shares through intermediary brokers or dealers, it is not the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend a Fund's shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

For the fiscal years October 31, 1994 and 1995, the Clover Capital Equity Value Portfolio paid SEI Financial Services Company ("SFS"), prior Distributor of the Portfolios brokerage commissions in the aggregate amount of $0 and $2,512. For the fiscal year ended October 31, 1995, the commissions the Equity Value Portfolio paid to SFS represented 2% of the aggregate brokerage commissions which were paid on transactions that represented 55% of the aggregate dollar amount of transactions that incurred commissions paid by that Portfolio during such period. Aggregate brokerage commissions paid by the Equity Value Portfolio for the fiscal years ended October 31, 1994 and 1995 were $46,917 and $136,995, respectively. For the fiscal years ended October 31, 1994 and 1995, the Clover Capital Fixed Income Portfolio paid SFS brokerage commissions in the aggregate amount of $0 and $411. For the fiscal year ended October 31, 1995, the commission the Fixed Income Portfolio paid to SFS represented 100% of the aggregate brokerage commissions which were paid on transactions that represented 42% of the aggregate dollar amount of transactions that incurred commissions paid by the Portfolio during such period. Aggregate brokerage commissions paid by the Fixed Income Portfolio for the fiscal years ended October 31, 1994 and 1995 were $0 and $411, respectively. For the fiscal year ended October 31, 1996, the Clover Capital Portfolios paid brokerage commissions as follows:

=================================================================================================================
                                                                                                     Total
                                                                                                   Brokerage
                                                                                                  Commissions
                                                                                                 paid to SFS in
                                                                                  Total $          Connection
                                          Total $ Amount                        Amount of             With
                                           of Brokered                           Brokered          Repurchase
                           Brokerage      Transactions        Brokerage        Transactions        Agreement
                          Commissions       for Last       Commissions Paid    With Affiliate     Transactions
         Fund                Paid             Year           to Affiliates     for Last Year     For Last Year
-----------------------------------------------------------------------------------------------------------------
Equity Value Portfolio  $152,253        $54,101,590          $0                  $0               $3,360
-----------------------------------------------------------------------------------------------------------------
Fixed Income Portfolio  $0              $0                   $0                  $0               $265
-----------------------------------------------------------------------------------------------------------------
Small Cap Value         $22,829         $4,164,807           $0                  $0               $108
  Portfolio
=================================================================================================================


The Portfolios are required to identify any securities of their "regular brokers or dealers" (as such term is defined in the 1940 Act), which the Portfolios have acquired during their most recent fiscal year. As of October 31, 1996, the Clover Capital Equity Value, Clover Capital Fixed Income and Clover Capital Small Cap Value Portfolios held $10,483,623; $589,302; and $230,302, respectively, of tri-party repurchase agreements with Lehman Brothers.

For the fiscal years ended October 31, 1995 and 1996, the Clover Capital Portfolios' turnover rates were was as follows:

================================================================================
                                              TURNOVER RATE
                                       --------------------------
       PORTFOLIO                       1996                  1995
--------------------------------------------------------------------------------

Equity Value Portfolio                51.36%                84.76%
--------------------------------------------------------------------------------
Fixed Income Portfolio                24.52%                35.84%
--------------------------------------------------------------------------------
Small Cap Value Portfolio             14.17%                  N/A
================================================================================

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportion ate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

FINANCIAL STATEMENTS

The Clover Capital Portfolios' financial statements and notes thereto and the report of Arthur Andersen LLP thereon, are herein incorporated by reference. On June 20, 1997 all of the outstanding assets and liabilities of the Clover Capital Portfolios of The Advisors' Inner Circle Fund were acquired by the Trust. A copy of the Clover Capital Portfolios' 1996 Annual Report must accompany the delivery of this Statement of Additional Information. Ernst & Young LLP has been selected to serve as the Funds independent public accountants for the fiscal year ending September 30, 1997.

APPENDIX

The following descriptions are summaries of published ratings.

DESCRIPTION OF CORPORATE BOND RATINGS

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and differs from AAA issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Bonds rated BBB by S&P are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Bonds rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

Bonds rated A by Moody's possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Debt rated Baa by Moody's is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch uses plus and minus signs with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category. Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Bonds rated AAA by Duff are judged by Duff to be of the highest credit quality, with negligible risk factors being only slightly more than for risk-free U.S. Treasury debt. Bonds rated AA by Duff are judged by Duff to be of high credit quality with strong protection factors and risk that is modest but that may vary slightly from time to time because of economic conditions. Bonds rated A by Duff are judged by Duff to have average but adequate protection factors. However, risk factors are more variable and greater in periods of economic stress. Bonds rated BBB by Duff are judged by Duff as having below average protection factors but still considered sufficient for prudent investment, with considerable variability in risk during economic cycles.

Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly. Obligations for which there is a low expectation on investment risk are rated A by IBCA. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk. Obligations for which there is currently a low expectation of investment risk are rated BBB by IBCA. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Commercial paper rated A by Standard & Poor's Corporation ("S&P") is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1, 1 +, and 2 to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1, the highest rating category, reflect a "very strong" degree of safety regarding timely payment. Those rated A-2, the second highest rating category, reflect a satisfactory degree of safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's") are judged by Moody's to be of "superior" quality and "strong" quality respectively on the basis of relative repayment capacity.

F-1+ (Exceptionally Strong) is the highest commercial paper rating Fitch assigns; paper rated F-1+ is regarded as having the strongest degree of assurance for timely payment. Paper rated F-1 (Very Strong) reflects an assurance of timely payment only slightly less in degree than paper rated F-1+. The rating F-2 (Good) reflects a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues rated F-1+ or F-1.

The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by good fundamental protection factors. Risk factors are minor. Duff has incorporated gradations of 1+ and 1-to assist investors in recognizing quality differences within this highest tier. Paper rated Duff-1+ has the highest certainty of timely payment, with outstanding short-term liquidity and safety just below risk-free U.S. Treasury short-term obligations. Paper rated Duff-1- has high certainty of timely payment with strong liquidity factors which are supported by good fundamental protection factors. Risk factors are very small. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets (although ongoing funding may enlarge total financing requirements) and sound liquidity factors and company fundamentals. Risk factors are small.

The designation A1, the highest rating by IBCA, indicates that the obligation is supported by a strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2, the second highest rating, are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

                            PART C: OTHER INFORMATION

Item 24.  Financial Statements and Exhibits:

         (a)      Financial Statements

                  Part A:  Financial Highlights
                  Part B: The following audited financial statements for Clover Capital Funds as of October 31, 1996 and the report of the independent auditors, Arthur Andersen, LLP dated December 6, 1996 are incorporated by reference to the Statement of Additional Information from Form N-30D filed on December 30, 1996 with Accession Number 0000935069-96-000170.
                                    Schedule of Investments
                                    Statement of Assets & Liabilities
                                    Statement of Operations
                                    Statement of Changes in Net Assets
                                    Financial Highlights
                                    Notes to Financial Statements

         (b)      Additional Exhibits

                   1 Agreement and Declaration of Trust of the Registrant, dated January 26, 1996 (incorporated herein by reference to Initial Registration Statement filed on February 1, 1996).
                   1(a) Amendment dated March 28, 1997, to the Agreement and Declaration of Trust of the Registrant, dated January 26, 1996, is filed herewith.
                   2 By-Laws of the Registrant (incorporated herein by reference to Initial Registration Statement filed on February 1, 1996).
                   5(a) Investment Advisory Agreement between the Registrant and Turner Investment Partners, Inc., as originally filed with Pre-Effective Amendment No. 1 to Registration Statement filed April 19, 1996 (incorporated herein by reference to Post-Effective Amendment No. 4 filed on January 28, 1997).
                   5(b) Form of Investment Advisory Agreement between the Registrant and Clover Capital Management, Inc., is filed herewith.
                   6(a) Distribution Agreement between the Registrant and SEI Financial Services Company, as originally filed with Pre-Effective Amendment No. 1 to Registration Statement filed April 19, 1996 (incorporated herein by reference to Post-Effective Amendment No. 4 filed on January 28,
                         1997).
                   6(b) Form of Distribution Agreement between TIP Funds and CCM Securities, Inc., as filed herewith.
                   8(a) Custodian Agreement between the Registrant and CoreStates Bank, N.A., as originally filed with Pre-Effective Amendment No. 1 to Registration Statement filed April 19, 1996 (incorporated herein by reference to Post-Effective Amendment No. 4 filed on January 28,
                         1997).
                   9(a)  Administration Agreement between the Registrant and
                         SEI Financial Management Corporation, as originally filed with Pre-Effective Amendment No. 1 to

                         Registration Statement filed April 19, 1996
                         (incorporated herein by reference to Post-Effective
                         Amendment No. 4 filed on January 28, 1997).
                   9(b)  Form of Agency Agreement between the Registrant and
                         DST Systems, Inc., (incorporated herein by reference to
                         Pre-Effective Amendment No. 1 to Registration Statement
                         filed April 19, 1996).
                  10     Opinion and Consent of Counsel, (incorporated herein
                         by reference to Pre-Effective Amendment No. 1 to
                         Registration Statement filed April 19, 1996).
                  11(a)  Consent of Arthur Andersen LLP is filed herewith.
                  16     Performance Calculations, (incorporated herein by
                         reference to Pre-Effective Amendment No. 1 to
                         Registration Statement filed April 19, 1996).
                  17     Financial Data Schedules are filed herewith.
                  24     Powers of Attorney for David G. Lee, Alfred C. Salvato,
                         Mark Turner, Robert E. Turner, and John T. Wholihan
                         (incorporated herein by reference to Post-Effective
                         Amendment No. 4 filed on January 28, 1997).
                  24(a)  Power of Attorney for Robert DellaCroce, is filed
                         herewith.

Item 25.  Persons Controlled by or under Common Control with Registrant:

         See the Prospectus and the Statement of Additional Information regarding the Registrant's control relationships. SEI Financial Management Corporation is the owner of all beneficial interest in the Administrator and is a subsidiary of SEI Investments Company, which also controls the distributor of the Registrant, SEI Financial Services Company, as well as to other corporations engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors, and investment managers.

Item 26. Number of Holders of Securities, as of March 26, 1997:

         Turner Ultra Large Cap Fund              15
                                                ----
         Turner Growth Equity Fund               126
                                                ----
         Turner Midcap Fund                       50
                                                ----
         Turner Small Cap Fund                   339
                                                ----
         Turner Fixed Income Fund                  1
                                                ----
         Clover Equity Value Fund                  0
                                                ----
         Clover Small Cap Value Fund               0
                                                ----
         Clover Fixed Income Fund                  0
                                                ----

Item 27.  Indemnification:

         Article VIII of the Agreement of Declaration of Trust filed as
Exhibit 1 to the Registration Statement is incorporated by reference. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 28.  Business and Other Connections of Investment Advisers:

ADVISERS
--------

Turner Investment Partners, Inc.
--------------------------------
Turner Investment Partners, Inc. ("Turner") is the investment adviser for the Trust. The principal address of Turner is 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312. Turner is an investment adviser registered under the Advisers Act.

The list required by this Item 28 of officers and directors of Turner, together with information as to any other business profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two years is incorporated by reference to Schedules A and D of Form ADV filed by Turner to the Advisers Act (SEC File No. 801-36220).

Clover Capital Management, Inc.
-------------------------------
Clover Capital Management, Inc. is the investment adviser for the Clover Capital Equity Value, Clover Capital Fixed Income and Clover Capital Small Cap Value Funds. The principal address of Clover Capital Management, Inc. is 11 Tobey Village Office Park, Pittsford, NY 14534.

The list required by this Item 28 of general partners of Clover Capital Management, Inc., together with information as to any other business profession, vocation, or employment of a substantial nature engaged in by such general partners during the past two years is incorporated by reference to Schedules A and D of Form ADV filed by Clover Capital Management, Inc. under the Advisers Act of 1940 (SEC File No.
801-27041).

Item 29.  Principal Underwriters:

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

The Advisors' Inner Circle Fund                                February 28, 1997
 --Clover Capital Equity Value Portfolio
 --Clover Capital Small Cap Value Portfolio
 --Clover Capital Fixed Income Portfolio

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21 of Part B. Unless otherwise noted, the business address of each director or officer is 11 Tobey Village Office Park, Pittsford, New York 14534.

                                        Position and office
         Name                             with Underwriter
         ----                           -------------------
         Ned W.Roman                     Director, President
         Michael E. Jones                Director, Vice President, Secretary &
                                         Treasurer
         William E. Wilson               Vice President
         Gary B. Van Nostrand            Vice President
         Frederick J. Minges             Vice President
         James G. Gould                  Vice President
         Sean E. Cosgrove                Vice President
         Alyssa A. Ehrman                Vice President

Item 30.  Location of Accounts and Records:

         Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

         (a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3);
         (6); (8); (12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant's Custodian:

                  CoreStates Bank, N.A.
                  Broad & Chestnut Streets
                  P.O. Box 7618
                  Philadelphia, Pennsylvania  19101

         (b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and
         (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's
         Administrator:

                  SEI Fund Resources
                  Oaks, Pennsylvania 19456

         (c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f),
         the required books and records are maintained at the principal offices of the Registrant's Adviser:

                  Turner Investment Partners, Inc.
                  1235 Westlakes Drive, Suite 350
                  Berwyn, Pennsylvania  19312

                  Clover Capital Management, Inc.
                  11 Tobey Village Office Park
                  Pittsford, NY  14534

Item 31.  Management Services:  None.

Item 32.  Undertakings:

           Registrant hereby undertakes that whenever shareholders meeting the requirements of Section 16(c) of the Investment Company Act of 1940 inform the Board of Directors of their desire to communicate with Shareholders of the Corporation, the Directors will inform such Shareholders as to the approximate number of Shareholders of record and the approximate costs of mailing or afford said Shareholders access to a list of Shareholders.

           Registrant hereby undertakes to call a meeting of Shareholders for the purpose of voting upon the question of removal of a Director(s) when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares and in connection with such meetings to comply with the provisions of Section 16(c) of the Investment Company Act of 1940.

           Registrant hereby undertakes to file a post-effective amendment, including financial statements which need not be certified for the Ultra Large Cap Fund, within 4-6 months from the effective date of the Registrant's Post-Effective Amendment No. 3.

           Registrant hereby undertakes to furnish each prospective person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, when such annual report is issued containing information called for by Item 5A of Form N-1A, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 5 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 3rd day of April 1997.

                                     TURNER FUNDS

                                     By: /s/ David G. Lee
                                         --------------------
                                       David G. Lee
                                       President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacity on the dates indicated.


               *                         Trustee                  April 3, 1997
      ---------------------------
      Alfred C. Salvato

               *                         Trustee                  April 3, 1997
      ---------------------------
      Mark D. Turner

               *                         Trustee                  April 3, 1997
      ---------------------------
      Robert E. Turner

               *                         Trustee                  April 3, 1997
      ---------------------------
      John T. Wholihan

       /s/ David G. Lee                  President and Chief      April 3, 1997
      ---------------------------        Executive Officer
      David G. Lee

       /s/ Robert DellaCroce             Controller and           April 3, 1997
      ---------------------------        Chief Financial
      Robert DellaCroce                  Officer


 By:  /s/ David G. Lee                                            April 3, 1997
      --------------------------
      David G. Lee
      Attorney-in-Fact

                                  EXHIBIT INDEX


Name                                                               Exhibit
----                                                               -------

Agreement and Declaration of Trust of the Registrant,              Ex-99.B1
dated January 26, 1996, (incorporated herein by reference to Initial Registration Statement filed on February 1, 1996).

Amendment dated March 28, 1997, to the Agreement                   Ex-99.B1(a)
and Declaration of Trust of the Registrant, dated
January 26, 1996, is filed herewith.

By-Laws of the Registrant, (incorporated herein                    Ex-99.B2
by reference to Initial Registration Statement filed on February 1, 1996).

Investment Advisory Agreement between                              Ex-99.B5(a)
the Registrant and Turner Investment Partners, Inc.
as originally filed with Pre-Effective Amendment
No. 1 to Registration Statement filed April 19,1996
(incorporated herein by reference to Post-Effective
Amendment No. 4  filed on January 28, 1997).

Form of Investment Advisory Agreement between                      Ex-99.B5(b)
the Registrant and Clover Capital Management, Inc., is filed herewith.

Distribution Agreement between the                                 Ex-99.B6(a)
Registrant and SEI Financial Services Company as originally filed with Pre-Effective Amendment
No. 1 to Registration Statement filed April 19,1996
(incorporated herein by reference to Post-Effective
Amendment No. 4  filed on January 28, 1997).

Form of Distribution Agreement between TIP Funds                   Ex-99.B6(b)
and CCM Securities, Inc., is filed herewith.

Custodian Agreement between the Registrant                         Ex-99.B8(a)
and CoreStates Bank, N.A. as originally filed with Pre-Effective Amendment No. 1 to
Registration Statement filed April 19,1996
(incorporated herein by reference to Post-Effective
Amendment No. 4  filed on January 28, 1997).

Administration Agreement between the                               Ex-99.B9(a)
Registrant and SEI Financial Management Corporation as originally filed with Pre-Effective Amendment
No. 1 to Registration Statement filed April 19,1996
(incorporated herein by reference to Post-Effective
Amendment No. 4  filed on January 28, 1997).

Form of Agency Agreement between the Registrant and                Ex-99.B9(b)
DST Systems, Inc. (incorporated herein by reference to Pre-Effective Amendment No. 1 to Registration
Statement filed April 19,1996)

Opinion and Consent of Counsel                                     Ex-99.B10
(incorporated herein by reference to Pre-Effective
Amendment No. 1 to Registration Statement filed
April 19,1996)

Consent of Arthur Andersen LLP is filed herewith.                  Ex-99.B11(a)

Performance Calculations                                           Ex-99.B16
(incorporated herein by reference to Pre-Effective
Amendment No. 1 to Registration Statement filed
April 19,1996)

Powers of Attorney for David G. Lee,                               Ex-99.B24
Alfred C. Salvato, Mark D. Turner, Robert E. Turner, and John T. Wholihan (incorporated herein by reference to Post-Effective Amendment No. 4 filed on
January 28, 1997).

Power of Attorney for Robert DellaCroce, is filed herewith         Ex-99.B24(a)

Financial Data Schedule for Clover Capital Equity                  Ex-27.1
 Value Fund, is filed herewith.

Financial Data Schedule for Clover Capital                         Ex-27.2
Small Cap Value Fund, is filed herewith.

Financial Data Schedule for Clover Capital Fixed                   Ex-27.3
Income Fund, is filed herewith.